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                                                                    EXHIBIT 10.2

            SIXTH AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         AGREEMENT made as of the 16th day of June, 2000, by and among Sitara Networks, Inc., a Delaware corporation (the "Company"), Malik Z. Khan (the "Founder") and each of the persons listed as Investors on Schedule RRA-1 hereto, as amended (the "Investors").

         WHEREAS, the Company, certain of the Investors and the Founder entered into a Fifth Amended and Restated Registration Rights Agreement dated January 14, 2000, as amended (the "Existing Registration Rights Agreement"), in conjunction with the issuance by the Company to certain Investors of shares of the Company's Series F Convertible Preferred Stock, $.00001 par value (the "Series F Preferred Stock"), all of which are convertible into shares of the Company's Common Stock, $.00001 par value (the "Common Stock");

         WHEREAS, the Company is this date issuing to certain of the Investors up to 4,650,000 shares of the Company's Series G Convertible Preferred Stock, $.00001 par value (the "Series G Preferred Stock"), all of which are convertible into shares of Common Stock, pursuant to a Series G Convertible Preferred Stock Purchase Agreement dated as of the date hereof (the "Series G Preferred Stock Purchase Agreement"); and

         WHEREAS, the parties hereto, who hold sufficient Shares of Registrable Stock (as hereinafter defined) to amend the Existing Registration Rights Agreement, desire to amend and restate the Existing Registration Rights Agreement in order to add the purchasers of the Series G Preferred Stock as parties thereto, to grant such purchasers registration rights with respect to the Common Stock issuable upon conversion of the Series G Preferred Stock, as hereinafter provided and to amend certain other provisions of the Existing Registration Rights Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. The following terms shall be used in this Agreement with the following respective meanings:

         "Affiliate" means (i) any Person directly or indirectly controlling, controlled by or under common control with another Person; (ii) any Person owning or controlling ten (10%) percent or more of the outstanding voting securities of such other Person; (iii) any officer, director or partner of such Person; and (iv) if such Person is an officer, director or partner, any such company for which such Person acts in such capacity.

         "Commission" means the Securities and Exchange Commission.

         "Common Stock" means and includes (a) the Company's Common Stock, $.00001 par value per share, as authorized on the date of this Agreement and (b) any other securities into which or for which the securities described in (a) above may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.
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         "Exchange Act" means the Securities Exchange Act of 1934, or any successor Federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Exchange Act) thereunder, all as the same shall be in effect at the time.

         "Founder Registrable Stock" means (a) all Common Stock now or hereafter owned by the Founder or any Affiliate of the Founder (other than the Company), and (b) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of Common Stock shall only be treated as Founder Registrable Stock if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale.

         "Holder" means any holder of Registrable Stock or Founder Registrable Stock.

         "Initial Public Offering" means the effective date for the Company's first registration statement covering a public offering of securities of the Company under the Securities Act.

         "Investors" means the persons listed as Investors on Schedule RRA-1 hereto, as amended from time to time.

         "NASD" means the National Association of Securities Dealers, Inc.

         "Person" means any natural person, partnership, corporation or other legal entity.

         "Registrable Stock" means (a) the Common Stock issued or issuable upon conversion of the Series A Convertible Preferred Stock, $.00001 par value (the "Series A Preferred Stock"), the Series B Convertible Preferred Stock, $.00001 par value (the "Series B Preferred Stock"), the Series C Convertible Preferred Stock, $.00001 par value (the "Series C Preferred Stock"), the Series D Convertible Preferred Stock, $.00001 par value (the "Series D Preferred Stock"), the Series E Convertible Preferred Stock, $.00001 par value (the "Series E Preferred Stock"), the Series F Preferred Stock, and the Series G Preferred Stock, whether or not such Common Stock is owned by any Investors; (b) all Common Stock now or hereafter owned by any Investor which is acquired otherwise than upon conversion of the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock so long as it is held by any Investor or an Affiliate of any Investor; (c) any other shares of Common Stock issued in respect of such shares by way of a stock dividend, or stock split or in connection with a combination of shares, recapitalization, merger or consolidation or reorganization; provided, however, that shares of Common Stock shall only be treated as Registrable Stock if and so long as they have not been (i) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (ii) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(l) thereof so that all transfer restrictions and restrictive legends with respect to such Common Stock are removed upon the consummation of such sale; (d) all shares of Common Stock issued or issuable upon exercise of any warrant now or

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hereafter held by Lighthouse Capital Partners II, L.P. or Lighthouse Capital
Partners III, L.P.; and (e) all shares of Common Stock issued or issuable upon exercise of any warrant now or hereafter held by Deutsche Banc Alex Brown Incorporated.

         "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8, Form S-4, or successor forms, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

         "Securities Act" means the Securities Act of 1933, or any successor Federal statute, and the rules and regulations of the Commission (or of any other Federal agency then administering the Securities Act) thereunder, all as the same shall be in effect at the time.

         2. Required Registration.

                  (a) At any time after the earlier of (i) 180 days after any Registration Statement covering a public offering of securities of the Company under the Securities Act having become effective and (ii) June 30, 2002, the Holder or Holders of at least twenty-five (25%) percent of all Registrable Stock then outstanding (the "Initiating Holders") may by notice in writing to the Company request the Company to register under the Securities Act all or any portion of shares of Registrable Stock held by such Initiating Holder or Holders for sale in the manner specified in such notice, provided, that, (i) at least fifteen (15%) percent of the total amount of Registrable Stock shall be included in the Public Offering or (ii) the reasonably anticipated aggregate price to the public of such lesser number of shares of Registrable Stock and Founder Registrable Stock to be included in such public offering shall exceed $10,000,000. Notwithstanding anything to the contrary contained herein, the Company shall not be required to seek to cause a Registration Statement to become effective pursuant to this Section 2:
         (A) within a period of 90 days after the effective date of a Registration Statement 180 days if the Registration Statement is for the Initial Public Offering) filed by the Company (other than a Registration Statement on Forms S-4, S-8 or any successors thereto), provided that the Company shall use its best efforts to cause a registration requested hereunder to be declared effective promptly following such period if such request is made during such period; (B) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company or its shareholders for a Registration Statement to be filed at such time, or that it would require disclosure of material non-public information relating to the Company which, in the reasonable opinion of the Board of Directors, should not be disclosed, then the Company's obligation to use all reasonable efforts to register, qualify or comply under this
         Section 2 shall be deferred for a period not to exceed ninety (90) days from the date of receipt of written request from such Holders; provided, however, that the Company may not utilize this deferral right more than once in any twelve-month period.

                  (b) Following receipt of any notice given under this Section 2 by the Initiating Holders, the Company shall immediately notify in writing all Holders that such registration is to be effected and shall use its best efforts to register under the Securities

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         Act, for public sale in accordance with the method of disposition specified in such notice from requesting Holders, the number of shares of Registrable Stock and Founder Registrable Stock, specified in such notice (and in all notices received by the Company pursuant hereto). Holders, other than the Initiating Holders, shall notify the Company of their desire to participate in the Registration within twenty (20) days of the Company's notice to them. The Holders of a majority of the shares of Registrable Stock to be sold in such offering may designate the managing underwriter of such offering, subject to the approval of the Company, which approval shall not be unreasonably withheld or delayed. The Company shall be obligated to register Registrable Stock and Founder Registrable Stock pursuant to this Section 2 on two occasions only, provided, however, that such obligation shall be deemed satisfied only when a Registration Statement covering all shares of Registrable Stock, specified in notices received as aforesaid and which have not been withdrawn by the Holder thereof, for sale in accordance with the method of disposition specified by the Initiating Holders, shall have become effective. A registration which does not become effective after the Company has filed a Registration Statement with respect thereto solely by reason of the refusal of the Initiating Holders to proceed shall be deemed to have been effected by the Company at the request of such Initiating Holders unless such requesting Holders shall have elected to pay all the Company's reasonable expenses in connection with such registration.

                  (c) If the Registration Statement is to cover an underwritten distribution and in the good faith judgment of the managing underwriter of such public offering the inclusion of all of the Registrable Stock and Founder Registrable Stock, requested for inclusion pursuant to this
         Section 2 would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock and Founder Registrable Stock to be included in the Offering shall be reduced to the required level with the participation in such offering to be reduced pro rata among the Holders requesting such registration, based upon the number of shares of Registrable Stock and Founder Registrable Stock owned by such Holders. The Company shall be entitled to include in any Registration Statement referred to in this Section 2, for sale in accordance with the method of disposition specified by the Initiating Holders, shares of Common Stock for the Company's own account, except as and to the extent that, in the opinion of the managing underwriter, if any, such inclusion would adversely affect the marketing of the Registrable Stock and Founder Registrable Stock to be sold. Except for registration statements on Form S-4, S-8 or any successors thereto, the Company will not file with the Commission any other registration statement with respect to its Common Stock, whether for its own account or that of other stockholders, from the date of receipt of a notice from the Initiating Holders pursuant to this Section 2 until the completion of the period of distribution of the registration contemplated thereby.

                  (d) So long as the Founder is the Chief Executive Officer or a director of the Company, Holders of Founder Registrable Stock shall not sell in the aggregate more than 675,000 shares of Common Stock (which amount shall be appropriately adjusted for any stock splits, stock dividends, recapitalizations or other changes affecting the Common Stock after the date of this Agreement) in any registration under this
         Section 2 or Section 4 hereof.

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         3. Incidental Registration. Each time the Company shall determine to file a Registration Statement in connection with the proposed offer and sale for money of any of its securities by it or any of its security holders, the Company will give written notice thereof to all Holders. Upon the written request of one or more Holder(s) given within twenty (20) days after the giving of any such notice by the Company, the Company will use its best efforts to cause all such shares of Registrable Stock and Founder Registrable Stock, the Holders of which have so requested registration thereof, to be included in such Registration Statement, all to the extent requisite to permit the sale or other disposition by the prospective seller or sellers of the Registrable Stock and Founder Registrable Stock to be so registered. If the Registration Statement is to cover an underwritten distribution, the Company shall use its best efforts to cause the Registrable Stock and Founder Registrable Stock requested for inclusion pursuant to this Section 3 to be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If, in the good faith judgment of the managing underwriter of such public offering, the inclusion of all of the Registrable Stock and Founder Registrable Stock requested for inclusion pursuant to this Section 3 would interfere with the successful marketing of a smaller number of shares to be offered, then the number of shares of Registrable Stock, Founder Registrable Stock and other securities to be included in the offering (except for shares to be issued (i) by the Company in an offering initiated by the Company or (ii) by any other party in an offering initiated by such party pursuant to registration rights granted to such party) shall be reduced to the required level by reducing (down to zero if so required) the participation of the Holders in such offering (such reduction to be pro rata among the Holders requesting such registration, based upon the number of shares of Registrable Stock owned by such Holders); provided, however, that (i) except in the Company's Initial Public Offering, in no event shall the participation of the Holders of Registrable Stock and Founder Registrable Stock be less than thirty-five (35%) percent of such offering, (ii) so long as the Founder is either the Chief Executive Officer or a director of the Company, in no event shall the Holders of the Founder Registrable Stock sell in the aggregate more than 675,000 shares of Common Stock (which amount shall be appropriately adjusted for any stock splits, stock dividends, recapitalization or other changes affecting the Common Stock after the date of this Agreement) in any single distribution and (iii) all shares that are not Registrable Stock or Founder Registrable Stock and are held by any other person, including, without limitation, any person who is an employee, officer or director of the Company or any subsidiary of the Company (other than the Founder) shall first be excluded from such registration and underwriting before any Registrable Stock or Founder Registrable Stock are so excluded.

         4. Registration on Form S-3. If at any time after the date hereof (i) a Holder or Holders request that the Company file a registration statement on Form S-3 or any successor thereto for a public offering of all or any portion of the shares of Registrable Stock held by such requesting Holder or Holders, the reasonably anticipated aggregate proceeds of which would exceed $1,000,000, and
(ii) the Company is a registrant entitled to use Form S-3 or any successor thereto to register such shares, then the Company shall use its best efforts to register under the Securities Act on Form S-3 or any successor thereto, for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Stock and Founder Registrable Stock specified in such notice. Whenever the Company is required by this Section 4 to use its best efforts to effect the registration of Registrable Stock and Founder Registrable Stock, each of the procedures, requirements and limitations of
Section 2 (including

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but not limited to the requirement that the Company notify all Holders from whom notice has not been received and provide them with the opportunity to participate in the offering and the requirement of subparagraph (b)) shall apply to such registration; provided, however, that there shall be no limitation on the number of registrations on Form S-3 which may be requested and obtained under this Section 4; and provided, further, however, that the $10,000,000 minimum dollar amount set forth in the first sentence of Section 2(a) shall not apply to any registration on Form S-3 which may be requested and obtained under this Section 4.

         5. Registration Procedures. If and whenever the Company is required by the provisions of Section 2, 3 or 4 hereof to effect the registration of shares of Registrable Stock or Founder Registrable Stock under the Securities Act, the Company will, at its expense, as expeditiously as possible:

                  (a) In accordance with the Securities Act and the rules and regulations of the Commission, prepare and file with the Commission a Registration Statement with respect to the Registrable Stock or Founder Registrable Stock and use its best efforts to cause such Registration Statement to become and remain effective until the Registrable Stock or Founder Registrable Stock covered by such Registration Statement has been sold, and prepare and file with the Commission such amendments to such Registration Statement and supplements to the prospectus contained therein as may be necessary to keep such Registration Statement effective and such Registration Statement and prospectus accurate and complete until the Registrable Stock or Founder Registrable Stock covered by such Registration Statement has been sold;

                  (b) If the offering is to be underwritten in whole or in part, enter into a written underwriting agreement in form and substance reasonably satisfactory to the managing underwriter, if any, of the public offering and the Holders participating in such offering;

                  (c) Furnish to the participating Holders and to the underwriters such reasonable number of copies of the Registration Statement, preliminary prospectus, final prospectus and such other documents as such underwriters and participating Holders may reasonably request in order to facilitate the public offering of such securities;

                  (d) Use its best efforts to register or qualify the Registrable Stock and Founder Registrable Stock covered by such Registration Statement under such state securities or blue sky laws of such jurisdictions (i) as shall be reasonably appropriate for the distribution of the Registrable Stock and Founder Registrable Stock covered by such Registration Statement or (ii) as such participating Holders and underwriters may reasonably request within twenty (20) days following the original filing of such Registration Statement, except that the Company shall not for any purpose be required to execute a general consent to service of process, to subject itself to taxation, or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified;

                  (e) Notify the Holders participating in such registration, promptly after it shall receive notice thereof, of the date and time when such Registration Statement and each post-effective amendment thereto has become effective or a supplement to any prospectus forming a part of such Registration Statement has been filed;

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                  (f) Notify the Holders participating in such registration
         promptly of any request by the Commission or any state securities commission or agency for the amending or supplementing of such Registration Statement or prospectus or for additional information;

                  (g) Prepare and file with the Commission, promptly upon the request of any such participating Holders, any amendments or supplements to such Registration Statement or prospectus which, in the opinion of counsel representing the Company in such Registration (and which counsel is reasonably acceptable to such participating Holders), is required under the Securities Act or the rules and regulations thereunder in connection with the distribution of the Registrable Stock and Founder Registrable Stock by such participating Holders;

                  (h) Prepare and promptly file with the Commission, and promptly notify such participating Holders of the filing of, such amendments or supplements to such Registration Statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such Registrable Stock and Founder Registrable Stock is required to be delivered under the Securities Act, any event has occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (i) In case any of such participating Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in circulation is not in compliance with the Securities Act or the rules and regulations of the Commission, prepare promptly upon request such amendments or supplements to such Registration Statement and such prospectus as may be necessary in order for such prospectus to comply with the requirements of the Securities Act and such rules and regulations;

                  (j) Advise such participating Holders, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the Commission or any state securities commission or agency suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (k) At the request of any such participating Holder (i) furnish to such Holder on the effective date of the Registration Statement or, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement, an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Holder or Holders making such request, covering such matters with respect to the registration statement, the prospectus and each amendment or supplement thereto, proceedings under state and Federal securities laws, other matters relating to the Company, the securities being registered and the offer and sale of such securities as are customarily the subject of

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         opinions of issuer's counsel provided to underwriters in underwritten public offerings and (ii) use its best efforts to furnish to such Holder letters dated each such effective date and such closing date, from the independent certified public accountants of the Company, addressed to the underwriters, if any, and to the Holder or Holders making such request, stating that they are independent certified public accountants within the meaning of the Securities Act and dealing with such matters as the underwriters may request, or, if the offering is not underwritten, that in the opinion of such accountants the financial statements and other financial data of the Company included in the Registration Statement or the prospectus or any amendment or supplement thereto comply in all material respects with the applicable accounting requirements of the Securities Act, and additionally covering such other financial matters, including information as to the period ending not more than five (5) business days prior to the date of such letter with respect to the Registration Statement and prospectus, as such requesting Holder or Holders may reasonably request; and

                  (l) Use its best efforts to ensure the obtaining of all necessary approvals from the NASD.

         6. Expenses.

                  (a) With respect to each registration effected pursuant to
         Section 2, 3 or 4 hereof, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, (i) that Holders and other holders of the Company's stock participating in any such registration shall bear their pro rata share of the underwriting discounts and selling commissions, and (ii) any such fee, cost or expense which does not constitute a fee, cost or expense customary in such a registration and which is attributable solely to one (1) Holder or other holder of the Company's stock participating in any such registration shall be borne by that holder or Holder.

                  (b) The fees, costs and expenses of registration to be borne as provided in paragraph (a) above, shall include, without limitation, all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the Company and/or selling security holders are otherwise required to bear such fees and disbursements), all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified, reasonable fees and disbursements of one counsel for the selling Holders and the other holders of the Company's stock and the premiums and other costs of policies of insurance insuring the Company against liability arising out of such public offering.

         7. Indemnification and Contribution.

                  (a) To the fullest extent permitted by law, the Company will indemnify and hold harmless each Holder, whether or not such Holder's shares of Registrable Stock are included in a Registration Statement pursuant to the provisions of this Agreement, and

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         any underwriter (as defined in the Securities Act) for such Holder, and any Person who controls such Holder or such underwriter within the meaning of the Securities Act, and each of their successors, from and against, and will reimburse such Holder and each such underwriter and controlling Person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which such Holder or any such underwriter or controlling Person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or are based upon any untrue statement or allegedly untrue statement of any material fact contained in such Registration Statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with information furnished by or on behalf of any such Holder, such underwriter or controlling Person in writing specifically for use in the preparation thereof, and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations; and provided, further, that if any claim, action, demand, loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission contained in any preliminary prospectus which did not appear in the final prospectus and if the Holder delivered a copy of the preliminary prospectus to the person alleging damage and failed to deliver a copy of the final prospectus to such persons, the Company shall not be liable with respect to the claims of such person.

                  (b) Each Holder of shares of Registrable Stock which are included in a Registration pursuant to the provisions of this Agreement will, severally and not jointly, indemnify and hold harmless the Company from and against, and will reimburse the Company with respect to, any and all losses, damages, liabilities, costs or expenses to which the Company may become subject under the Securities Act or otherwise, to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon any untrue or alleged untrue statement of any material fact contained therein or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of such Holder for use in the preparation thereof, provided, that, the liability of each Holder hereunder shall not, in any event. exceed the proceeds received by such Holder from the sale of shares of Registrable Stock covered by a Registration Statement; and provided, further, that this indemnity shall not be deemed to relieve any underwriter of any of its due diligence obligations.

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                  (c) Promptly after receipt by a party to be indemnified
         pursuant to the provisions of paragraph (a) or (b) of this Section 7 (an "indemnified party") of actual knowledge or notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7 and shall not relieve the indemnifying party from liability under this
         Section 7 unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraph (a) and (b) for any legal or other expense subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified party for any settlement of any action or claim without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

                  (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either
         (i) any Holder exercising rights under this Agreement, or any controlling person of any such Holder, makes a claim for indemnification pursuant to this Section 7 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 7 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Holder or any such controlling person in circumstances for which indemnification is provided under this Section 7; then, and in each such case, the Company and such Holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case; (A) no such Holder will be required to contribute any amount in excess of the public offering price, less underwriting discounts and commissions, of all such Registrable Stock offered and sold by such Holder pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

                  (e) Survival. The obligations of the Company and Holders under this Section 7 shall survive until the fifth anniversary of the completion of any offering of Registrable Stock in a registration statement, regardless of the expiration of any statutes of limitation or extensions of such statutes.

         8. Reporting Requirements Under Securities Exchange Act of 1934. When it is first legally required to do so, the Company shall register its Common Stock under Section 12 of the Exchange Act and shall keep effective such registration and shall timely file such information, documents and reports as the Commission may require or prescribe under Section 13 of the Exchange Act. From and after the effective date of the first Registration Statement filed by the Company, the Company shall use its best efforts to (whether or not it shall then be required to do so) timely file such information, documents and reports as the Commission may require or prescribe under Section 13 or 15(d) (whichever is applicable) of the Exchange Act. Immediately upon becoming subject to the reporting requirements of either Section 13 or 15(d) of the Exchange Act, the Company shall forthwith upon request furnish any Holder (i) a written statement by the Company that it has complied with such reporting requirements, (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents filed by the Company with the Commission as such Holder may reasonably request in availing itself of an exemption for the sale of Registrable Stock without registration under the Securities Act. The Company acknowledges and agrees that the purposes of the requirements contained in this Section 8 are (a) to enable any such Holder to comply with the current public information requirement contained in Paragraph (c) of Rule 144 under the Securities Act should such Holder ever wish to dispose of any of the securities of the Company acquired by it without registration under the Securities Act in reliance upon Rule 144 (or any other similar or successor exemptive provision), and (b) to qualify the Company for the use of Registration Statements on Form S-3. In addition, the Company shall take such other measures and file such other information, documents and reports, as shall hereafter be required by the Commission as a condition to the availability of Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect) and the use of Form S-3. The Company also covenants to use its best efforts, to the extent that it is reasonably within its power to do so, to qualify for the use of Form S-3. From and after the effective date of the first Registration Statement filed by the Company, the Company agrees to use its best efforts to facilitate and expedite transfers of Registrable Stock pursuant to Rule 144 under the Securities Act (or any similar or successor exemptive provision hereafter in effect), which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Stock.

         9. Stockholder Information. The Company may require each Holder of Registrable Stock as to which any registration is to be effected pursuant to this Agreement to furnish the Company in a timely manner such information with respect to such Holder and the distribution of such Registrable Stock as the Company may from time to time reasonably request in writing and as shall be required by law or by the Commission in connection therewith.

         10. Lock-Up Agreements.

                  (a) Restrictions on Public Sale by the Company. The Company agrees not to effect any public sale or other distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such equity securities, during the period, not to exceed one hundred eighty (180) days (as requested by the managing underwriter), following the effective date of the Initial Public Offering, or ninety (90) days following the effective date of any other underwritten public offering of securities of the Company, except in connection with any such underwritten offering and except for equity securities issued pursuant to employee stock option or employee stock purchase plans or in conjunction with any merger or consolidation with, or acquisition of the stock or assets of, any other entity.

                  (b) Restrictions on Public Sale by the Holders. Each Holder agrees that it will not, to the extent requested by the Company and the managing underwriter of such offering, sell or otherwise dispose of any equity securities of the Company, including any sale pursuant to Rule 144, during a period specified by the Company and such underwriter (not to exceed one hundred eighty (180) days after the effective date of the Initial Public Offering or ninety (90) days after any other underwritten offering), except in conjunction with such underwritten offering; provided, that, each officer and director of the Company shall enter into similar agreements.

         11. Notices. Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be properly given when sent by registered or certified mail, return receipt requested, by Federal Express, DHL or other guaranteed overnight delivery service or by facsimile transmission, addressed as follows:

             If to the Company:          Sitara Networks, Inc.
                                         60 Hickory Drive
                                         Waltham, MA 02154
                                         Attention:  President
                                         Telecopier:  (781) 890-8042

             with a copy to:             McDermott, Will & Emery
                                         28 State Street
                                         Boston, MA  02109
                                         Attention:  Arthur I. Anderson, P.C.
                                         Telecopier:  (617) 535-3800

             If to the Founder:          Malik Z. Khan
                                         240 Western Avenue
                                         Sherborn, MA 01770

             If to any Investor:         To the address of such Investor set
                                         forth on Schedule RRA-1 hereto

and if to any other Holder at such Holder's address for notice as set forth in the register maintained by the Company, or, as to any of the foregoing, to such other address as any such party may give the others notice of pursuant to this Section, provided that a change of address shall only be effective upon receipt.

         All notices, requests, consents and other communications hereunder shall be deemed to have been received (i) if by hand, at the time of delivery thereof to the receiving party at the address of such party set forth above or as so designated, (ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the day such notice is delivered by the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made.

         12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the substantive laws of the Commonwealth of Massachusetts (without regard to conflict of laws provisions).

         13. Waivers; Amendments. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or of the same right with respect to any subsequent occasion for its exercise, or of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a continuation of the same breach. All remedies provided by this Agreement are in addition to all other remedies provided by law. This Agreement may not be amended except by a writing executed by the Company and (i) the Holders of at least sixty (60%) percent of the Registrable Stock and the securities convertible into, exchangeable for or exercisable for Registrable Stock (calculated on an as converted, exchanged or exercised basis), and (ii) if the amendment affects adversely any of the rights of the Founder hereunder, by the Founder as well.

         14. Other Registration Rights. The Company shall not grant to any third party any registration rights more favorable than any of those contained herein, or which would interfere with or delay the exercise by the Holders of their registrations rights hereunder, so long as any of the registration rights under this Agreement remains in effect, unless approved by Holders of at least sixty (60%) percent of the shares of Registrable Stock, which approval may require that such rights be granted only pursuant to an amendment or restatement of this Agreement.

         15. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective legal representatives, successors and assigns of the parties hereto; provided, however, that the registration rights conferred herein shall only inure to the benefit of a transferee of Registrable Stock if (i) there is transferred to such transferee at least ten (10%) percent of the Registrable Stock originally issued by the Company to the direct or indirect transferor of such transferee, (ii) such transferee is a partner, shareholder, member or affiliate of a party hereto; and in each case such transferee becomes a party to this Agreement by signing a counterpart hereof, at which point such transferee shall become an "Investor" for the purposes of this Agreement, or (iii) such transferee is a member of the family (i.e., spouse, sibling, spouse's sibling, child (natural or adopted), stepchild, grandchild, parent, grandparent or any other lineal ancestor or descendent) of a party or partner, shareholder, member or affiliate of a party hereto; provided, however, that no expansion of the definition of Holders set forth above shall be effected by this Section 15.

         16. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         17. Prior Understandings. This Agreement represents the complete agreement of the parties with respect to the transactions contemplated hereby and supersedes all prior agreements and understandings.

         18. Headings. Headings in this Agreement are included for reference only and shall have no effect upon the construction or interpretation of any part of this Agreement.

         19. Severability. If any provision of this Agreement shall be held to be illegal, invalid or unenforceable, such illegality, invalidity or unenforceability shall attach only to such provision and shall not in any manner affect or render illegal, invalid or unenforceable any other provision of this Agreement, and this Agreement shall be carried out as if any such illegal, invalid or unenforceable provision were not contained herein.



                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by a duly authorized officer, and each Investor has duly executed this Agreement (or has caused it to be executed by a duly authorized officer, partner, trustee or agent, as the case may be), as of the date first above recited.





ATTEST:                              COMPANY:

                                     SITARA NETWORKS, INC.



/s/ Arthur Anderson                  By: /s/ Malik Z. Khan
-------------------                      --------------------------
Secretary                                    Malik Z. Khan, President




                                     FOUNDER:



                                     /s/ Malik Z. Khan
                                     ------------------------------
                                         Malik Z. Khan



                                     INVESTORS:



                                     ONELIBERTY FUND III, L.P.

                                     By: One Liberty Partners III, L.P.,
                                     its general partner



                                     By: /s/ Edwin M. Kania
                                         --------------------------
                                         Edwin M. Kania, Jr.
                                         One Liberty Square
                                         Boston,  MA 02109

                                     FW VENTURES IV L.P.


                                     By: /s/ David Brown
                                         --------------------------
                                     Name:  David Brown
                                     Title:
                                     201 Main Street, Suite 3100
                                     Fort Worth,  TX  76102


                                     ESSEX PRIVATE PLACEMENT FUND III-A,
                                     LIMITED PARTNERSHIP.

                                     By:  Essex Investment Management Company,
                                     LLC, its general partner


                                     By: /s/ Susan P. Stickells
                                         --------------------------
                                     Name:   Susan P. Stickells
                                     Title:  Principal
                                     125 High Street, 29th Floor
                                     Boston,  MA 02110


                                     ESSEX PRIVATE PLACEMENT FUND III-B,
                                     LIMITED PARTNERSHIP.

                                     By:  Essex Investment Management Company,
                                     LLC,its general partner


                                     By: /s/ Susan P. Stickells
                                         --------------------------
                                     Name:   Susan P. Stickells
                                     Title:  Principal
                                     125 High Street, 29th Floor
                                     Boston,  MA 02110



                                     ESSEX HIGH TECHNOLOGY FUND L.P.

                                     By:  Essex Investment Management Company,
                                     LLC, its general partner


                                     By: /s/ Susan P. Stickells
                                         --------------------------
                                     Name:   Susan P. Stickells
                                     Title:  Principal
                                     125 High Street, 29th Floor
                                     Boston,  MA 02110

                                     TWP SITARA INVESTORS


                                     By: /s/ David A. Baylor
                                         --------------------------
                                     Name:  David A. Baylor
                                     Title: Managing Partner


                                     TAILWIND CAPITAL PARTNERS 2000, L.P.

                                     By:  Thomas Weisel Capital Partners LLC,
                                     General Partner


                                     By: /s/ David Baylor
                                         --------------------------
                                     Name:  David Baylor
                                     Title: General Counsel



                                     /s/ Barry Davis
                                     ------------------------------
                                         Barry Davis


                                     NEW ENTERPRISE ASSOCIATES VII, LP


                                     By: /s/ Arthur J. Marks
                                         --------------------------
                                     Name:   Arthur J. Marks


                                     NEA PRESIDENTS' FUND, L.P.


                                     By: /s/ Arthur J. Marks
                                         --------------------------
                                     Name:   Arthur J. Marks


                                     PRISM VENTURE PARTNERS I, L.P.

                                     By:  Prism Investment Partners, L.L.C.,
                                     its general partner


                                     By: /s/ Robert Fleming
                                         --------------------------
                                     Name:   Robert Fleming
                                     100 Lowder Brook Drive
                                     Suite 2500
                                     Westwood,  MA  02090

                                     MFS SERIES TRUST I on behalf of
                                     MFS New Discovery Fund ("NDF")
                                     ($4,841,584.65; 743,715 shares)
                                     Nominee:  Clump & Co.
                                     Nominee ID:  04-3208074
                                     Tax ID:  04-3339400

                                     By: /s/ Ellen Moynihan
                                         --------------------------
                                     Name:   Ellen Moynihan
                                     Title:  Assistant Treasurer


                                     MFS/SUN LIFE SERIES TRUST on behalf
                                     of MFS New Discovery Series ("NWD")
                                     ($482,391; 74,100 shares)
                                     Nominee:  Inletbluff & Co.
                                     Nominee ID:  04-3409455
                                     Tax ID:  04-3417488

                                     By: /s/ Ellen Moynihan
                                         --------------------------
                                     Name:   Ellen Moynihan
                                     Title:  Assistant Treasurer


                                     MFS VARIABLE INSURANCE TRUST on
                                     behalf of MFS New Discovery Series ("VND")
                                     ($276,024; 42,400 shares)
                                     Nominee:  Newwind & Co.
                                     Nominee ID:  04-3409369
                                     Tax ID:  04-3417481

                                     By: /s/ Ellen Moynihan
                                         --------------------------
                                     Name:   Ellen Moynihan
                                     Title:  Assistant Treasurer

                                     MFS SERIES TRUST I on behalf of
                                     MFS Technology Fund ("SCT")
                                     ($400,000.44; 61,444 shares)
                                     Nominee:  Distinguish & Co.
                                     Nominee ID:  04-3208197
                                     Tax ID:  04-3339406

                                     By: /s/ Ellen Moynihan
                                         --------------------------
                                     Name:   Ellen Moynihan
                                     Title:  Assistant Treasurer


                                     VAN WAGONER CAPITAL MANAGEMENT

                                     By: /s/ Audrey Lam
                                         --------------------------
                                     Name:   Audrey Lam
                                     Title:  Managing Director
                                     345 California Street, Suite 2450
                                     San Francisco,  CA  94104


                                     BT INVESTMENT PARTNERS, INC.

                                     By: /s/ Kristine Cicardo
                                         --------------------------
                                     Name:   Kristine Cicardo
                                     Title:  Director


                                     CHARLES RIVER PARTNERSHIP VII, L.P.

                                     By: /s/ Michael Zak
                                         --------------------------
                                     Name:   Michael Zak
                                     Title:  General Partner
                                     1000 Winter Street, Suite 3300
                                     Waltham,  MA  02154


                                     SIEMENS SERVICES, INC.

                                     By: /s/ Michael Rowan
                                         --------------------------
                                     Name:   Michael Rowan
                                     Title:  Vice President
                                     Chase Manhattan Center, Suite 1402
                                     1201 Market Street
                                     Wilmington, DE  19801

                                     SIEMENS SERVICES, INC.

                                     By: /s/ Christine Krzyzarnski
                                         --------------------------
                                     Name:   Christine Krzyzarnski
                                     Title:  Vice President
                                     Chase Manhattan Center, Suite 1402
                                     1201 Market Street
                                     Wilmington, DE  19801


                                     /s/ Dipak Rastogi
                                     ------------------------------
                                         Dipak Rastogi


                                     /s/ Audrey M. Rastogi
                                     ------------------------------
                                         Audrey M. Rastogi


                                     /s/ John Halligan
                                     ------------------------------
                                         John Halligan


                                     /s/ Andy Fox
                                     ------------------------------
                                         Andy Fox


                                     /s/ Michael Bassinger
                                     ------------------------------
                                         Michael Bassinger


                                     /s/ Rhys Williams
                                     ------------------------------
                                         Rhys Williams
                                         General Partner, SIVO G.P.


                                     /s/ Manny Fernandez
                                     ------------------------------
                                         Manny Fernandez


                                     SI VENTURE FUND II, L.P.

                                     By: /s/ Manny Fernandez
                                         --------------------------
                                     Name:   Manny Fernandez
                                     Title:  Managing Director

                                     ANGLO AMERICAN SECURITY FUND, L.P.

                                     By: /s/ John S. Grace
                                         --------------------------
                                     Name:   John S. Grace
                                     Title:  General Partner


                                     CABIN INTERIORS, LP
                                     By: Cabin Interiors, Inc., its general
                                     partner

                                     By: /s/ John S. Grace
                                         --------------------------
                                     Name:   John S. Grace
                                     Title:  President


                                     DIVERSIFIED LONG TERM GROWTH FUND, L.P.
                                     By: Associated Asset Management, Inc.
                                     its general partner

                                     By: /s/ John S. Grace
                                         --------------------------
                                     Name:   John S. Grace
                                     Title:  Co-Chairman


                                     DRAKE ASSOCIATES, L.P.
                                     By: Associated Asset Management, Inc.
                                     its general partner

                                     By: /s/ John S. Grace
                                         --------------------------
                                     Name:   John S. Grace
                                     Title:  Co-Chairman


                                     STERLING GRACE CAPITAL MANAGEMENT, LP.
                                     By: Sterling Grace Corporation,
                                     its general partner

                                     By: /s/ John S. Grace
                                         --------------------------
                                     Name:   John S. Grace
                                     Title:  President

                                     GRACE-ARTEL INVESTORS, INC.


                                     By: /s/ Oliver R. Grace
                                         --------------------------
                                     Name:   Oliver R. Grace
                                     Title:  Chairman


                                     THE SOG FUND LP
                                     By: The Special Opportunities Group, LLC
                                     its managing general partner

                                     By: /s/ Christopher G. Miller
                                         --------------------------
                                     Name:   Christopher G. Miller
                                     Title:  Chief Executive Officer


                                     THE SOG FUND II LP
                                     By:  The Special Opportunities Group, LLC
                                     its managing general partner

                                     By: /s/ Christopher G. Miller
                                         --------------------------
                                     Name:   Christopher G. Miller
                                     Title:  Chief Executive Officer

                                 SCHEDULE RRA-1

    INVESTOR & ADDRESS                   NUMBER OF            NUMBER OF           NUMBER OF          NUMBER OF
    ------------------                  SHARES  OF             SHARES              SHARES             SHARES
                                         SERIES A            OF SERIES B         OF SERIES C       OF SERIES D
                                      PREFERRED STOCK      PREFERRED STOCK     PREFERRED STOCK    PREFERRED STOCK
                                      ---------------      ---------------     ---------------    ---------------
Charles River Partnership                 2,352,941              785,714            359,090              --
VII, L.P.
1000 Winter Street
Suite 3300
Waltham, MA 02154
Attn:  Michael Zak
Telecopier:  (617) 487-7005

OneLiberty Fund III, L.P.
One Liberty Square                        2,352,941              785,714            359,090              --
Boston, MA 02109
Attn:  Edward Kania
Telecopier: (617) 338-4362

New Enterprise Associates
VII, LP                                     958,824            1,785,715            318,710              --
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Nancy Dorman
Telecopier:

Prism Venture Partners I, L.P.
100 Lowder Brook Drive                           --            1,428,571            163,441              --
Suite 2500
Westwood, MA 02090
Attn:  Robert Fleming


    INVESTOR & ADDRESS                    NUMBER OF               NUMBER OF              NUMBER OF
    ------------------                     SHARES                  SHARES                 SHARES
                                         OF SERIES E             OF SERIES F             OF SERIES G
                                       PREFERRED STOCK          PREFERRED STOCK        PREFERRED STOCK
                                       ---------------          ---------------        ---------------
Charles River Partnership                   142,144                   --
VII, L.P.
1000 Winter Street
Suite 3300
Waltham, MA 02154
Attn:  Michael Zak
Telecopier:  (617) 487-7005

OneLiberty Fund III, L.P.
One Liberty Square                          142,144                   --
Boston, MA 02109
Attn:  Edward Kania
Telecopier: (617) 338-4362

New Enterprise Associates
VII, LP                                     122,263                   --
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Nancy Dorman
Telecopier:

Prism Venture Partners I, L.P.
100 Lowder Brook Drive                       64,697                   --
Suite 2500
Westwood, MA 02090
Attn:  Robert Fleming

                            SCHEDULE RRA-1 CONTINUED

    INVESTOR & ADDRESS                     NUMBER OF           NUMBER OF          NUMBER OF           NUMBER OF
    ------------------                     SHARES OF           SHARES OF          SHARES OF           SHARES OF
                                           SERIES A             SERIES B           SERIES C            SERIES D
                                        PREFERRED STOCK      PREFERRED STOCK    PREFERRED STOCK    PREFERRED STOCK
                                        ---------------      ---------------     ---------------    ---------------
NEA Presidents' Fund, L.P.                   41,176                   --                --                 --
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Nancy Dorman

M/C Investors L.L.C                         588,235              178,572            87,729                 --
75 State Street
Boston, MA 02109
Attn: Jim Wade
Telecopier:

Sharon Sisskind                             117,647               17,857            15,503                 --
70 Barnstable Road
West Newton, MA 02165

K. Paul Singh                                58,825               17,857             8,773                 --
Primus Telecommunications
1700 Old Meadow Road
3rd Floor
McLean, VA 22102

Intel Corporation                                --                   --                --            787,402
2200 Mission College Blvd.
Santa Clara, CA 95052

FW Ventures IV L.P.                              --                   --                --                 --
201 Main Street, Suite 3100
Fort Worth, TX 76102

Essex High Technology Fund L.P.                  --                   --                --                 --
125 High Street, 29th Floor
Boston, MA 02110
Attn:  Susan Stickells

    INVESTOR & ADDRESS                     NUMBER OF             NUMBER OF          NUMBER OF
    ------------------                     SHARES OF             SHARES OF          SHARES OF
                                           SERIES E              SERIES F           SERIES G
                                        PREFERRED STOCK       PREFERRED STOCK     PREFERRED STOCK
                                        ---------------       ---------------     ---------------
NEA Presidents' Fund, L.P.                    3,896                   --
1119 St. Paul Street
Baltimore, MD 21202
Attn:  Nancy Dorman

M/C Investors L.L.C                           34,727                  --
75 State Street
Boston, MA 02109
Attn: Jim Wade
Telecopier:

Sharon Sisskind                                6,137                  --
70 Barnstable Road
West Newton, MA 02165

K. Paul Singh                                  3,473                  --
Primus Telecommunications
1700 Old Meadow Road
3rd Floor
McLean, VA 22102

Intel Corporation                                 --                  --
2200 Mission College Blvd.
Santa Clara, CA 95052

FW Ventures IV L.P.                        2,077,922                  --
201 Main Street, Suite 3100
Fort Worth, TX 76102

Essex High Technology Fund L.P.              181,818                 --
125 High Street, 29th Floor
Boston, MA 02110
Attn:  Susan Stickells

    INVESTOR & ADDRESS                     NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
    ------------------                     SHARES OF          SHARES OF           SHARES OF           SHARES OF
                                           SERIES A            SERIES B            SERIES C            SERIES D
                                        PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK    PREFERRED STOCK
                                        ---------------     ---------------     ---------------    ---------------
Utility Competitive Advantage                  --                 --                   --                 --
Fund L.P.
2 Wisconsin Circle, Suite 620
Chevy Chase, MD 20815

ABS Employees Venture Fund L.P.                --                 --                   --                 --
1 South Street, 17th Floor
Baltimore, MD 21202

Van Wagoner Capital Management                 --                 --                   --                 --
345 California Street,
Suite 2450
San Francisco, CA 94104

Michael Murray                                 --                 --                   --                 --
D. Alex Brown
101 Federal Street
15th Floor
Boston, MA 02110


Gunjan Sinha                                   --                 --                   --                 --
e-gain
624 East Evelyn Ave
Sunnyvale, CA 94086


Valhalla Capital, LP                           --                 --                   --                 --
10863 Pleasant Hill
Potomac, MD 20854


America Online, Inc.                           --                 --                   --                 --
22000 AOL Way
Dulles, VA 20166


    INVESTOR & ADDRESS                    NUMBER OF           NUMBER OF           NUMBER OF
    ------------------                    SHARES OF           SHARES OF           SHARES OF
                                           SERIES E            SERIES F            SERIES G
                                        PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
                                        ---------------     ---------------     ---------------
Utility Competitive Advantage             779,221                 --
Fund L.P.
2 Wisconsin Circle, Suite 620
Chevy Chase, MD 20815

ABS Employees Venture Fund L.P.           148,874                 --
1 South Street, 17th Floor
Baltimore, MD 21202

Van Wagoner Capital Management            779,221                 --
345 California Street,
Suite 2450
San Francisco, CA 94104

Michael Murray                              2,600                 --
D. Alex Brown
101 Federal Street
15th Floor
Boston, MA 02110


Gunjan Sinha                              129,870                 --
e-gain
624 East Evelyn Ave
Sunnyvale, CA 94086


Valhalla Capital, LP                       64,935                 --
10863 Pleasant Hill
Potomac, MD 20854


America Online, Inc.                     1,038,961                --
22000 AOL Way
Dulles, VA 20166

    INVESTOR & ADDRESS                     NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
    ------------------                     SHARES OF          SHARES OF           SHARES OF           SHARES OF
                                           SERIES A            SERIES B            SERIES C            SERIES D
                                        PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK    PREFERRED STOCK
                                        ---------------     ---------------     ---------------    ---------------
Primus Telecommunications Group                --                 --                   --                 --
Inc.
1700 Old Meadow Road
3rd Floor
McLean, VA 22102
Attn:  K. Paul Singh


Presidio Venture Partners, LLC                 --                 --                   --                 --
600 Third Avenue
New York, NY 10016-2001
Attn:  Mr. Seiji Sato


Kenneth W. Slutsky                             --                 --                   --                 --
Sepulveda Capital
920 Manhatten Beach Blvd.
Manhatten Beach, CA 90266


Checchi Family Trust                           --                 --                   --                 --
c/o Kenneth W. Slutsky
Sepulveda Capital
920 Manhatten Beach Blvd.
Manhatten Beach, CA 90266


Robert Kutnick                                 --                 --                   --                 --
3043 Durham-B
Century Village East
Deerfield Beach, Florida 33442


Robert A. Morris                               --                 --                   --                 --
1239 Hillsboro Mile, No. 409
Hillsboro Beach, Florida 33062


David Weiss                                    --                 --                   --                 --
20088 West Key Drive
Boca Raton, Florida 33498


Jeffrey Issac Krantz                           --                 --                   --                 --
21503 Sweetwater Lane South
Boca Raton, Florida 33428


    INVESTOR & ADDRESS                    NUMBER OF           NUMBER OF           NUMBER OF
    ------------------                    SHARES OF           SHARES OF           SHARES OF
                                           SERIES E            SERIES F            SERIES G
                                        PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
                                        ---------------     ---------------     ---------------
Primus Telecommunications Group               --               600,000
Inc.
1700 Old Meadow Road
3rd Floor
McLean, VA 22102
Attn:  K. Paul Singh


Presidio Venture Partners, LLC                --               200,000
600 Third Avenue
New York, NY 10016-2001
Attn:  Mr. Seiji Sato


Kenneth W. Slutsky                            --               100,000
Sepulveda Capital
920 Manhatten Beach Blvd.
Manhatten Beach, CA 90266


Checchi Family Trust                          --               100,000
c/o Kenneth W. Slutsky
Sepulveda Capital
920 Manhatten Beach Blvd.
Manhatten Beach, CA 90266


Robert Kutnick                                --                20,000
3043 Durham-B
Century Village East
Deerfield Beach, Florida 33442


Robert A. Morris                              --                10,000
1239 Hillsboro Mile, No. 409
Hillsboro Beach, Florida 33062


David Weiss                                   --                10,000
20088 West Key Drive
Boca Raton, Florida 33498


Jeffrey Issac Krantz                          --                10,000
21503 Sweetwater Lane South
Boca Raton, Florida 33428

    INVESTOR & ADDRESS                     NUMBER OF          NUMBER OF           NUMBER OF           NUMBER OF
    ------------------                     SHARES OF          SHARES OF           SHARES OF           SHARES OF
                                           SERIES A            SERIES B            SERIES C            SERIES D
                                        PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK    PREFERRED STOCK
                                        ---------------     ---------------     ---------------    ---------------
Andy Stergiades                               --                  --                  --                  --
4205 Intracoastal Drive
Highland Beach, Florida  33487


John P. Cunningham                            --                  --                  --                  --
121 Stonebridge Square
Chappaqua, New York  10515


Scott Broder                                  --                  --                  --                  --
923 NE 24th Street
Boca Raton, Florida  33431]


Ed Iacobucci                                  --                  --                  --                  --
901 South Ocean Blvd.
Delray Beach, FL 33483

    INVESTOR & ADDRESS                    NUMBER OF           NUMBER OF           NUMBER OF
    ------------------                    SHARES OF           SHARES OF           SHARES OF
                                           SERIES E            SERIES F            SERIES G
                                        PREFERRED STOCK     PREFERRED STOCK     PREFERRED STOCK
                                        ---------------     ---------------     ---------------
Andy Stergiades                               --                 10,000
4205 Intracoastal Drive
Highland Beach, Florida  33487


John P. Cunningham                            --                  5,000
121 Stonebridge Square
Chappaqua, New York  10515


Scott Broder                                  --                  5,000
923 NE 24th Street
Boca Raton, Florida  33431]


Ed Iacobucci                                  --                 40,000
901 South Ocean Blvd.
Delray Beach, FL 33483

                               AMENDMENT NO. 1 TO

                              SITARA NETWORKS, INC.
                      SERIES G CONVERTIBLE PREFERRED STOCK
                               PURCHASE AGREEMENT,

                           SIXTH AMENDED AND RESTATED
                             STOCKHOLDERS AGREEMENT

                                       AND

                           SIXTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                              SEPTEMBER ____, 2000

         WHEREAS, the undersigned, being (i) Sitara Networks, Inc., a Delaware corporation (the "Company"), (ii) the holders (the "Required Holders") of at least sixty (60%) percent of the issued and outstanding shares of Series A Convertible Preferred Stock, $0.00001 par value per share, (the "Series A Stock"), Series B Convertible Preferred Stock, $0.00001 par value per share (the "Series B Stock"), Series C Convertible Preferred Stock, $0.00001 par value per share (the "Series C Stock"), Series D Convertible Preferred Stock, $0.00001 par value (the "Series D Stock"), Series E Convertible Preferred Stock, $0.00001 par value per share (the "Series E Stock"), Series F Convertible Preferred Stock, $0.00001 par value per share (the "Series F Stock"), and Series G Convertible Preferred Stock, $0.00001 (the "Series G Stock" and together with the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, and the Series F Stock the "Preferred Stock") of the Company, calculated as a single class (treating all Preferred Stock for all purposes herein as if converted to Common Stock, par value $.00001 per share ), and (iii) Malik Z. Khan, in his capacity as the founder of the Company (the "Founder"), desire to amend (1) that certain Series G Convertible Preferred Stock Purchase Agreement, dated as of June 16, 2000, by and among the Company and the other parties thereto (the "Series G Purchase Agreement"), (2) that certain Sixth Amended and Restated Stockholders Agreement, dated as of June 16, 2000, by and among the Company and the other parties thereto (the "Stockholders Agreement") and (3) that certain Sixth Amended and Restated Registration Rights Agreement, dated as of June 16, 2000 by and among the Company and the other parties thereto (the "Registration Rights Agreement");

         WHEREAS, Section 6.02 of the Series G Purchase Agreement permits amendments to such agreement upon the written consent of the Company and the Required Holders;

         WHEREAS, Section 14 of the Stockholders Agreement permits amendments to such agreement upon the written consent of the Company, the Required Holders and the Founder; and

         WHEREAS, Section 13 of the Registration Rights Agreement permits amendments to such agreement upon the written consent of the Company, the Required Holders and the Founder;

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

         A. That, the Series G Purchase Agreement be amended to the extent set forth below:

                  1. The second sentence of Section 2.03(b) of the Agreement is hereby amended and restated in its entirety to read as follows:

                  "Such purchase and sale shall take place at a closing or series of closings (the "Subsequent Closings" and together with the Initial Closing, the "Closing") to be held at the office of Counsel to the Company, 28 State Street, Boston, Massachusetts 02109, at any time or from time to time, through and including October 15, 2000, as may be mutually agreed upon by the Company and such Purchasers."

                  2. The Company is hereby empowered to amend and restate
         Exhibit 2.01A of the Series G Purchase Agreement to reflect any additional sales of Series G Stock in any Subsequent Closings.

         B. That the Stockholders Agreement be amended (i) to the extent necessary to add any persons who purchase any shares of Series G Stock at any Subsequent Closing to the Stockholders Agreement as "Investors" thereunder and
(ii) to the extent set forth below:

                  1. The number of shares current issuable under the Company's Stock Incentive Program that are excluded from the pre-emptive rights set forth in Section 12 of the Stockholders Agreement shall be increased by replacing the number "7,200,000" in clause (E) of the first sentence of Section 12 of the Stockholders Agreement with the number "9,200,000".

         C. That the Registration Rights Agreement be amended to the extent necessary to add any persons who purchase any shares of Series G Stock at any Subsequent Closing to the Registration Rights Agreement as "Investors" thereunder and to accordingly amend and restate Schedule RRA-1 of the Registration Rights Agreement.




                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Sitara Networks, Inc. Series G Convertible Preferred Stock Purchase Agreement, the Sixth Amended and Restated Stockholders Agreement and the Sixth Amended and Restated Registration Rights Agreement as of the date first written above.


                                          COMPANY:

                                          SITARA NETWORKS, INC.


                                          By:    /s/ Malik Khan
                                                 -----------------------------
                                          Name:  Malik Khan
                                          Title: President


                                          FOUNDER:

                                          /s/ Malik Khan
                                          Malik Z. Khan


                                          PREFERRED STOCKHOLDERS:

                                          CHARLES RIVER PARTNERSHIP VII, L.P.


                                          By:    /s/ Michael Zak
                                                 -----------------------------
                                                 Michael Zak, General Partner


                                          ONE LIBERTY FUND III, L.P.

                                          By:  OneLiberty Partners III, L.P.,
                                               its general partner


                                          By:    /s/ Edwin M. Kania, Jr.
                                                 -----------------------------
                                          Name:  Edwin M. Kania, Jr.
                                          Title: General Partner

                                          NEW ENTERPRISE ASSOCIATES VII, LP


                                          By:    /s/ Arthur Marks
                                                 -----------------------------
                                          Name:  Arthur Marks
                                          Title: General Partner

                                          NEA PRESIDENTS' FUND, L.P.


                                          By:    /s/ Arthur Marks
                                                 -----------------------------
                                          Name:  Arthur Marks
                                          Title: General Partner


                                          FW VENTURES IV, L.P.

                                                 By:    /s/ David G. Brown
                                                        ------------------------
                                                 Name:  David G. Brown
                                                 Title: Vice President



                                          PRISM VENTURE PARTNERS I, L.P.

                                          By:    Prism Investment Partners,
                                                 L.P., its general partner

                                                 By:   Prism Venture Partners,
                                                       L.L.C., its general
                                                       partner


                                                 By:   /s/ Robert Fleming
                                                       -------------------------
                                                       Managing Director

                               AMENDMENT NO. 2 TO

                              SITARA NETWORKS, INC.
                           SIXTH AMENDED AND RESTATED
                          REGISTRATION RIGHTS AGREEMENT

                               NOVEMBER 16, 2000

     WHEREAS, the undersigned, being (i) Sitara Networks, Inc., a Delaware corporation (the "Company"), (ii) the holders (the "Required Holders") of at least sixty (60%) percent of the issued and outstanding shares of Series A Convertible Preferred Stock, $0.00001 par value per share, (the "Series A Stock"), Series B Convertible Preferred Stock, $0.00001 par value per share (the "Series B Stock"), Series C Convertible Preferred Stock, $0.00001 par value per share (the "Series C Stock"), Series D Convertible Preferred Stock, $0.00001 par value (the "Series D Stock"), Series E Convertible Preferred Stock, $0.00001 par value per share (the "Series E Stock"), Series F Convertible Preferred Stock, $0.00001 par value per share (the "Series F Stock"), and Series G Convertible Preferred tock, $0.00001 (the "Series G Stock" and together with the Series A Stock, the Series B Stock, the Series C Stock, the Series D Stock, the Series E Stock, and the Series F Stock the "Preferred Stock") of the Company, calculated as a single class (treating all Preferred Stock for all purposes herein as if converted to Common Stock, par value $.00001 per share ), and (iii) Malik Z. Khan, in his capacity as the founder of the Company (the "Founder"), desire to amend that certain Sixth Amended and Restated Registration Rights Agreement, dated as of June 16, 2000 by and among the Company and the other parties thereto (the "Registration Rights Agreement");

     WHEREAS, Section 13 of the Registration Rights Agreement permits amendments to such agreement upon the written consent of the Company, the Required Holders and the Founder; and

     WHEREAS, the capitalized terms not defined herein shall have the meanings ascribed to them in the Registration Rights Agreement;

     NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties hereto agree as follows:

     That the Registration Rights Agreement be amended to the extent necessary to irrevocably waive (i) the right of each Holder to have any shares of Registrable Securities or Founder Registrable Securities included on any Registration Statement filed with respect to the Company's Initial Public Offering (provided that the Company's Initial Public Offering is consummated on or prior to June 30, 2001) and (ii) the right to receive notice of the filing of any such Registration Statement.


                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 to the Sitara Networks, Inc. Sixth Amended and Restated Registration Rights Agreement as of the date first written above.

                               COMPANY:

                               SITARA NETWORKS, INC.


                               By:   /s/ Malik Khan
                                     ------------------------
                               Name: Malik Khan
                               Title:President


                               FOUNDER:


                               Malik Z. Khan


                               PREFERRED STOCKHOLDERS:

                               CHARLES RIVER PARTNERSHIP VII, L.P.


                               By:   /s/ Michael J. Zak
                                     ---------------------------
                               Name: Michael J. Zak
                               Title:

                               ONE LIBERTY FUND III, L.P.

                               By:  OneLiberty Partners III, L.P.,
                                    its general partner


                               By:   /s/ Edwin M. Kania, Jr.
                                     ---------------------------
                               Name: Edwin M. Kania, Jr.
                               Title: General Partner

                               NEW ENTERPRISE ASSOCIATES VII, LP


                               By:   /s/ Arthur Marks
                                     --------------------------
                               Name: Arthur Marks
                               Title: General Partner

                               NEA PRESIDENTS' FUND, L.P.


                               By:   /s/ Arthur Marks
                                     --------------------------
                               Name: Arthur Marks
                               Title: General Partner


                               FW VENTURES IV, L.P.


                               By:   /s/ John H. Fant
                                     --------------------------
                               Name: John H. Fant
                               Title: Vice President



                               PRISM VENTURE PARTNERS I, L.P.

                               By:   Prism Investment Partners, L.P., its
                                     general partner

                                     By:   Prism Venture Partners, L.L.C., its
                                           general partner


                                     By:   /s/ Robert Fleming
                                           -----------------------------------
                                           Managing Director